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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 11, 2003
                                                           -------------


                              NEOWARE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                      000-21240               23-2705700
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(State or other jurisdiction of     (Commission File No.)      (IRS Employer
incorporation)                                               Identification No.)


                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
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                    (Address of principal executive offices)

(Registrant's telephone number including area code)   (610) 277-8300
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Item 5. Other Events.

         On July 11, 2003, Neoware Systems, Inc., a Delaware corporation ("Neoware"), completed a $26,250,000 private placement of its Common Stock to limited number of accredited investors. A total of 1,500,000 shares were sold at $17.50 per share. The private placement is further described in the press release announcing the financing, which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

(c) Exhibits.

    Exhibit No.                Description of Exhibits
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    10.1                       Securities Purchase Agreement dated as of July
                               10, 2003 between the Company and the persons listed as Purchasers therein.

    10.2 Registration Rights Agreement dated as of July 10, 2003 between the Company and the persons listed as Investors therein.

    99                         Press release dated July 11, 2003













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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                     NEOWARE SYSTEMS, INC.


Dated: July 16, 2003                                 By: Keith D. Schneck,
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                                                     Keith D. Schneck,
                                                     Executive Vice President
                                                     and Chief Financial Officer